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                                                                      Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the registration statement of CLARCOR Inc. on Form S-8, filed concurrently with this Annual Report on Form 11-K, of our report dated May 20, 1994, on our audits of the CLARCOR 401(k) Retirement Savings Plan as of November 30, 1993 and 1992 and for the years ended November 30, 1993 and 1992.

                                                               COOPERS & LYBRAND

Rockford, Illinois
May 27, 1994